EXHIBIT 10.3

                               GUARANTY AGREEMENT
                             (Series A Obligations)

                                     between

                             AVIATION SALES COMPANY,

                      THE OTHER GUARANTORS SIGNATORY HERETO

                                       and

                       NATIONSBANK, NATIONAL ASSOCIATION,
                        as Agent for the Series A Lenders

                          Dated as of December 17, 1998

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                               GUARANTY AGREEMENT
                             (SERIES A OBLIGATIONS)

         THIS GUARANTY AGREEMENT (SERIES A OBLIGATIONS) (the "Guaranty Agreement" or the "Guaranty"), dated as of December 17, 1998 is made by AVIATION SALES COMPANY, a Delaware corporation ("Aviation Sales" or the "Lessee") and THE OTHER GUARANTORS SIGNATORY HERETO (collectively with Aviation Sales, the "Guarantors") to NATIONSBANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Agent") for the ratable benefit of the Series A Lenders (as defined in the Participation Agreement referred to below).

                              W I T N E S S E T H:

         WHEREAS, the Agent and First Security Bank, N.A. (the "Borrower") have entered into the Credit Agreement dated as of the date hereof (as from time to time amended, modified, restated or supplemented, the "Credit Agreement"); and Aviation Sales, as Construction Agent (the "Construction Agent"), Aviation Sales, as Lessee (the "Lessee"), the Borrower, the Holders party thereto from time to time, the Lenders party thereto from time to time, and the Agent have entered into the Participation Agreement dated as of the date hereof (as from time to time amended, modified, restated or supplemented, the "Participation Agreement"); and

         WHEREAS, pursuant to the Credit Agreement, the Participation Agreement and certain other Operative Agreements (as defined in the Participation Agreement), the Lenders with respect to the Series A Loans (the "Series A Lenders") will extend a credit facility to the Borrower in the aggregate principal amount of up to the aggregate Commitments for Series A Loans under the Credit Agreement; and

         WHEREAS, the proceeds of the Series A Loans will be used by the Borrower to acquire and improve certain Properties which will be leased by the Borrower to the Lessee as set forth in the Operative Agreements; and

         WHEREAS, it is condition to the obligations of the Series A Loans under the Credit Agreement that the Guarantors execute and deliver this Guaranty Agreement; and

         WHEREAS, Aviation Sales is the Lessee of the Properties and the other Guarantors are direct or indirect subsidiaries of Aviation Sales, all of which will materially benefit from (a) the Series A Lenders' extension of the credit facility and making of Series A Loans to the Borrower, and (b) the Borrower's acquisition and improvement of the Properties and its lease of the Properties to the Lessee; and the Guarantors are willing to enter into this Guaranty to provide an inducement for the Series A Lenders to extend the credit facility and make Series A Loans to the Borrower;

         NOW, THEREFORE, as required under the Operative Agreements and in order to induce the Series A Lenders to extend the credit facility and to make Series A Loans, each Guarantor agrees as follows:

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         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement or (if not defined in the Credit Agreement) in the Participation Agreement.

         2. GUARANTY. Each Guarantor hereby, effective immediately following the Completion of a Property (the "Completion Date"), unconditionally, absolutely, continually and irrevocably guarantees to the Agent and the Series A Lenders the payment in full of the Borrower's Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Borrower's Liabilities" means: the Borrower's prompt payment in full, when due or declared due and at all such times, of all Series A Loans and all other amounts pursuant to the terms of the Credit Agreement, the Series A Notes and all other Operative Agreements heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to the Series A Lenders (or to the Agent on behalf of the Series A Lenders), including without limitation all principal and interest on any Series A Loans, and any fees or expenses (including, but not limited to, attorneys' fees and expenses). Each Guarantor's obligations to the Agent and the Series A Lenders under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantors' Obligations".

         Each Guarantor agrees that, as of the Completion Date it shall be directly and primarily liable for the Borrower's Liabilities.

         3. PAYMENT. If the Borrower shall, on or after the Completion Date default in payment of any Borrower's Liabilities, when and as the same shall become due (and such default is not cured within the applicable grace period, if any), whether according to the terms of the Credit Agreement, any Series A Note or any other Operative Agreement, by acceleration, or otherwise, or upon the occurrence of any other Event of Default that has not been cured or waived, then each Guarantor, upon demand thereof by the Agent, or its successors or assigns, will AS OF THE DATE OF THE AGENT'S DEMAND fully pay to the Agent (for the benefit of the Series A Lenders), an amount equal to all of the Guarantors' Obligations then due and owing.

         4. UNCONDITIONAL OBLIGATIONS. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty Agreement shall be absolute and unconditional irrespective of the validity, legality or enforceability of the Credit Agreement, any Series A Note or any other Operative Agreement, or any other guaranty of the Borrower's Liabilities, and shall not be affected by any action taken under the Credit Agreement, any Series A Note or any other Operative Agreement, any other guaranty of the Borrower's Liabilities, or any other agreement between the Borrower and the Agent, any Series A Lender or any other Person, in the exercise of any right or power therein conferred, or by any failure or omission to enforce any right conferred thereby, or by any waiver of any covenant or condition therein provided, or by any acceleration of the maturity of any of the Borrower's Liabilities, or by the release or other disposal of any security for any of the Borrower's Liabilities, or by the dissolution of the Lessee or the combination or consolidation of the Lessee or the Borrower into or with another entity or any transfer or disposition of any assets of the Lessee or the Borrower, or by any extension or renewal of the Credit Agreement, any Series A Note or any other Operative Agreement, in whole or in part, or by any modification, alteration, amendment or addition of or to the Credit Agreement, any Series A Note or any other Operative Agreement, any other guaranty of the Borrower's Liabilities, or any other agreement between the Borrower and the

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Agent, any Series A Lender or any other Person, or by any defense to or avoidance or rejection (by a bankruptcy trustee or otherwise) of the Credit Agreement, any Series A Note or any other Operative Agreement in any bankruptcy or similar proceeding, or by any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of any Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or guarantor; it being the purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors' Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided. Without limiting the generality of the foregoing, each Guarantor acknowledges and agrees that (a) the Guarantors' Obligations are absolute and separate from the Borrower's obligations under the Credit Agreement, any Series A Note or any other Operative Agreement, (b) the Guarantors' Obligations hereunder shall not be reduced, limited or otherwise affected if the Credit Agreement, any Series A Note or any other Operative Agreement is avoided, rejected or limited as an executory contract in a bankruptcy or similar proceeding, and (c) for the purpose of defining the Guarantor's Obligations, hereunder, the amount of the Borrower's Liabilities shall include without limitation all principal and interest on any Series A Loan and any other amount which is due or may become due under the Credit Agreement, any Series A Note or any other Operative Agreement, including without limitation any principal, interest or other amount that would have been payable at any time but for the avoidance, rejection or limitation of any Operative Agreement in a bankruptcy or similar proceeding.

         5. CURRENCY AND FUNDS OF PAYMENT. Each Guarantor hereby guarantees that the Guarantor's Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities, or the rights of the Agent (or any Series A Lender) with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Lessee of any or all of the Borrower's Liabilities.

         6. EVENTS OF DEFAULT. In the event that (a) any Guarantor shall file a petition to take advantage of any insolvency statute; (b) any Guarantor shall commence or suffer to exist a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or substantially all of its property; (c) any Guarantor shall file a petition or answer seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country; (d) a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of any Guarantor or of the whole or substantially all of its properties, or approve a petition filed against any Guarantor seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country, or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of any Guarantor or of the whole or substantially all of its properties and such order, judgment, decree, approval or assumption remains unstayed or undismissed for a period of sixty (60) consecutive days; (e) there is commenced against any Guarantor any proceeding or petition seeking reorganization, arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which proceeding or petition

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remains unstayed or undismissed for a period of sixty (60) consecutive days; (f)
there shall occur Event of Default (as defined in the Participation Agreement);
(g) any default shall occur in the payment of amounts due hereunder; or (h) any other default shall occur hereunder which remains uncured or unwaived for a period of thirty (30) days after receipt of written notice thereof from the Agent or the Lessor thereof (each of the foregoing an "Event of Default" hereunder); then notwithstanding any collateral that the Agent or any Lender may possess from the Borrower or any Guarantor or any other guarantor of the Borrower's Liabilities, or any other party, at the Agent's election and without notice thereof or demand therefor, so long as such Event of Default shall be continuing, the Guarantor's Obligations shall immediately become due and payable.

         7. SUITS. Each Guarantor shall from time to time on or after the Completion Date pay to the Agent (on behalf of the Series A Lenders), on demand, at the Agent's place of business set forth in the Credit Agreement, the Guarantor's Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Agent may proceed to suit against any Guarantor or all the Guarantors. At the Agent's election, one or more and successive or concurrent suits may be brought hereon by the Agent against the Guarantors, whether or not suit has been commenced against the Borrower, any other guarantor of the Borrower's Liabilities, or any other Person and whether or not the Agent has taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities.

         8. SET-OFF AND WAIVER. Each Guarantor waives any right to assert against the Agent or any Series A Lender as a defense, counterclaim, set-off or cross claim, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Lessee, the Borrower, the Agent, any Lender, or any Holder, without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. If at any time hereafter the Agent or any Series A Lender employs counsel for advice or other representation to enforce the Guarantor's Obligations that arise out of an Event of Default, then, in any of the foregoing events, all of the attorneys' fees arising from such services and all expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be obligations of the Guarantors and shall be paid by the Guarantors to the Agent (or such Series A Lender), on demand.

         9. WAIVER; SUBROGATION.

         (a) Each Guarantor hereby waives notice of the following events or occurrences: (i) the Agent's (or any Lender's) acceptance of this Guaranty Agreement; (ii) any Series A Lender's heretofore, now or from time to time hereafter, making any advances to the Borrower whether pursuant to the Credit Agreement or any Series A Note, or any amendments, modifications, restatements or supplements thereto, or replacements or extensions thereof; (iii) the Borrower, the Agent or any Lender heretofore, now or at any time hereafter, obtaining, amending, substituting for, releasing, waiving or modifying the Credit Agreement, any Series A Note or any other Operative Agreements; (iv) presentment, demand, notices of default, non-payment, partial payment and protest; (v) the Agent (or any Lender) heretofore, now or at any time hereafter, granting to the Borrower (or any other party liable to the Lessor on account of the Borrower's Liabilities) any indulgence or extensions of time of payment of the Borrower's Liabilities; and (vi) the Borrower heretofore, now

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or at any time hereafter, accepting from the Agent (or any Lender) or any other person, any partial payment or payments on account of the Borrower's Liabilities or any collateral securing the payment thereof or the Agent (or any Lender) settling, subordinating, compromising, discharging or releasing the same. Each Guarantor agrees that on or after the Completion Date the Agent (or any Lender) may at any time thereafter do any or all of the foregoing in such manner, upon such terms and at such times as the Agent (or any Lender), in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing any Guarantor from the Guarantor's Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

         (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of the Guarantor's Obligations under this Guaranty Agreement may be enforced by the Agent upon demand by the Agent to such Guarantor without the Agent being required, each Guarantor expressly waiving any right it may have to require the Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Lessee, the Borrower or the other Guarantors or any other guarantor of the Lessee's Liabilities, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY EACH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE AGENT, EFFECTIVE AS OF THE FIRST DATE ON OR AFTER THE COMPLETION DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Agent by the Borrower or any other Person on account of the Lessee's Liabilities or any guaranty thereof. The Agent shall not have any obligation to protect, secure or insure any of the foregoing security interests, Liens or encumbrances on the properties or interests in properties subject thereto. The Guarantor's Obligations shall in no way be impaired, affected, reduced, or released by reason of the Agent's failure or delay to do or take any of the acts, actions or things described in this Guaranty Agreement including, without limiting the generality of the foregoing, those acts, actions and things described in this SECTION 10.

         (c) Each Guarantor further agrees with respect to this Guaranty Agreement that, until the Borrower's Liabilities have been paid in full and the Lenders and the Holders have no further obligation to make any Loan or Holder Advance, no Guarantor shall have any right of subrogation, reimbursement or indemnity, nor any right of recourse to security for the Borrower's Liabilities. This waiver is expressly intended to prevent the existence of any claim in respect to such reimbursement by any Guarantor against the estate of Borrower within the meaning of Section 101 of the Bankruptcy Code, and to prevent each Guarantor from constituting a creditor of Borrower in respect of such reimbursement within the meaning of Section 547(b) of the Bankruptcy Code in the event of a subsequent case involving the Lessee.

         (d) Any claim or claims that the Agent may at any time hereafter have against any Guarantor under this Guaranty Agreement may be asserted by the Agent by written notice directed to such Guarantor.

         10. EFFECTIVENESS; ENFORCEABILITY. This Guaranty Agreement shall be effective as of the Completion Date and shall continue in full force and effect until the Borrower's Liabilities are fully

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paid and the Credit Agreement, each Series A Note and the Participation
Agreement have terminated in accordance with their respective terms. The Agent shall give the Guarantors written notice of such termination at the address set forth in Section 17 below. This Guaranty Agreement shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Agent, each Series A Lender, and their respective successors and assigns. Notwithstanding the foregoing, no Guarantor may, without the prior written consent of the Agent, assign any rights, powers, duties or obligations hereunder.

         11. REPRESENTATIONS AND WARRANTIES. Each Guarantor warrants and represents to the Agent and each Series A Lender that such Guarantor is duly authorized to execute, deliver and perform this Guaranty Agreement, that this Guaranty Agreement is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and that such Guarantor's execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of its certificate of incorporation or other documents of corporate governance or any agreement to which such Guarantor is a party, or any applicable laws, in each case, which violation or breach could reasonably be expected to have a material adverse effect on the business, operations or condition (financial or otherwise) of such Guarantor.

         12. INCORPORATION OF COVENANTS. Reference is made to Article XXVIII of the Lease, and the "Incorporated Covenants" (as defined therein). Each Guarantor agrees with the Lessor that, effective as of the date hereof (whether or not the Basic Term has commenced with respect to any Property), the Incorporated Covenants (and all other relevant provisions of the Existing Aviation Sales Credit Agreement related thereto) are hereby incorporated by reference into this Guaranty Agreement to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of the Lessor, without giving effect to any waiver, amendment, modification or replacement of the Existing Aviation Sales Credit Agreement or any term or provision of the Incorporated Covenants occurring subsequent to the date of this Guaranty, except to the extent any such waiver or modification (or any covenants contained in any New Facility) are approved as Incorporated Covenants pursuant to Section 28.1(a) of the Lease. Without limiting the generality of the foregoing, from and after the date hereof (whether or not the Basic Term has commenced with respect to any Property), to the extent that the Incorporated Covenants require Aviation Sales or any of its Subsidiaries to deliver any financial statement, certificate, notice, report, or other document or information to the Existing Credit Agent (or any other agent under the applicable credit facility), each Guarantor shall simultaneously deliver a copy of such financial statement, certificate, notice, report, document or information to the Agent, each Lender and (upon Lessor's request) the Lessor.

         13. EXPENSES. Each Guarantor agrees to be liable for the payment of all fees and expenses, including attorney's fees, incurred by the Agent or any Series A Lender in connection with the enforcement of this Guaranty Agreement.

         14. REINSTATEMENT. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Lessor under

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the Credit Agreement, any Series A Note any other Operative Agreement or this
Guaranty Agreement is rescinded or must be restored for any reason.

         15. COUNTERPARTS. This Guaranty Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

         16. RELIANCE. Each Guarantor represents and warrants to the Agent and each Series A Lender that: (a) such Guarantor has adequate means to obtain from Borrower, on a continuing basis, information concerning Lessee or Borrower and Lessee's or Borrower's financial condition and affairs and has full and complete access to Lessee's or Borrower's books and records; (b) such Guarantor is not relying on the Agent, any Lender, or any of their respective employees, agents or other representatives, to provide such information, now or in the future; (c) such Guarantor is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty; (d) such Guarantor has relied solely on its own independent investigation, appraisal and analysis of Lessee and Borrower and Lessee's and Borrower's financial condition and affairs in deciding to provide this Guaranty and is fully aware of the same; and (e) such Guarantor has not depended or relied on the Agent, any Lender, or any of their respective employees, agents or representatives, for any information whatsoever concerning Lessee or Borrower or Lessee's or Borrower's financial condition and affairs or other matters material to such Guarantor's decision to provide this Guaranty or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that neither the Agent nor any Lender has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning Lessee or the Borrower or Lessee's or the Borrower's financial condition and affairs, other than as expressly provided herein, and that, if such Guarantor receives any such information from the Agent, any Lender, or any of their respective employees, agents or other representatives, such Guarantor will independently verify the information and will not rely on the Agent, any Lender, or any of their respective employees, agents or other representatives, with respect to such information.

         17. TERMINATION. This Guaranty Agreement and all obligations of the Guarantors hereunder shall terminate without delivery of any instrument or performance of any act by any party on the date when all of the Borrower's Liabilities have been fully paid and the Credit Agreement, each Series A Note and the Participation Agreement have terminated in accordance with their respective terms.

         18. NOTICES. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy, telegram or telex (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone, telecopy or telex number as may from time to time be specified in written or verbal notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, addressed to such party at said address:

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                  (a)      if to any Guarantor:

                           c\of Aviation Sales Corporation
                           6905 N.W. 25th Street
                           Miami, Florida 33122
                           Attention:________________________________
                           Telephone No.:____________________________
                           Telecopy No.:_____________________________

                  (b)       if to the Administrative Agent:

         (i)               if by certified or registered mail:

                           NationsBank, National Association
                           P.O. Box 407090
                           Fort Lauderdale, Florida 33340-7090
                           Attention: Andrew Hahn
                           Telephone: (954) 765-2612
                           Telefacsimile No.: (954) 765-2026

         (ii)              if by hand-delivery, courier service
                           or telecopy:

                           NationsBank, National Association
                           One Financial Plaza
                           10th Floor
                           Fort Lauderdale, Florida 33394
                           Attention: Andrew Hahn
                           Telephone No.:  (954) 765-2612
                           Telefacsimile No.:  (954) 765-2026

         19.      GOVERNING LAW; WAIVERS OF JURY TRIAL.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

                  (b) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

         20. SUBMISSION TO JURISDICTION; WAIVERS. Each of the parties hereto irrevocably and unconditionally:

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                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Operative
         Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of Florida and the courts of the United States of America, in each case sitting in Broward County, Florida, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same,

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail) postage prepaid, to the respective party at its address set forth in SECTION 18 hereof or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 20 any special, exemplary, punitive or consequential damages.

                            [SIGNATURE PAGE FOLLOWS.]

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         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.

                            ADMINISTRATIVE AGENT:

                            NATIONSBANK, NATIONAL ASSOCIATION, as
                            Administrative Agent for the Series A Lenders

                            By:______________________________________
                            Name:____________________________________
                            Title:___________________________________

                                SIGNATURE PAGE 1



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                               GUARANTORS:

                               AVIATION SALES FINANCE COMPANY

WITNESS:

____________________           By:______________________________________________
                               Name:  Joseph E. Civiletto
                               Title:    President of the foregoing Guarantor
____________________
                               AVIATION SALES COMPANY
                               AVIATION SALES MANUFACTURING COMPANY
                               AVS/KRATZ-WILDE MACHINE COMPANY
                               APEX MANUFACTURING, INC.
                               AEROCELL STRUCTURES, INC.
                               AVIATION SALES DISTRIBUTION
                                    SERVICES COMPANY
                               AVIATION SALES BEARINGS COMPANY
                               AVIATION SALES LEASING COMPANY
                               WHITEHALL CORPORATION
                               TRIAD INTERNATIONAL MAINTENANCE
                                    CORPORATION
                               AVIATION SALES MAINTENANCE, REPAIR &
                                     OVERHAUL COMPANY
                               CARIBE AVIATION, INC.
                               AIRCRAFT INTERIOR DESIGN, INC.
                               AERO HUSHKIT CORPORATION
                               AERO CORPORATION
                               AERO CORP MACON, INC.
                               HYDROSCIENCE, INC.

WITNESS:

____________________           By:______________________________________________
                               Name:  Joseph E. Civiletto
                               Title:    Vice President of each
____________________                    of the foregoing Guarantors


                                SIGNATURE PAGE 2